Note 11 - Branch Sales - 10Q	6 Months Ended
Jun. 30, 2013
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]

11.     BRANCH SALES

On June 21, 2013, the Bank sold all deposits and selected assets associated with its branch office located in Berryville, Arkansas. The transaction was consummated pursuant to a definitive purchase and assumption agreement with The First National Bank in Green Forest (“FNBGF”), of Green Forest, Arkansas, which was entered into on April 1, 2013 and approved by the OCC on May 28, 2013.  FNBGF assumed $17.8 million in deposits plus accrued interest of $20,000 from the Bank and took assignment of all real property and equipment associated with the branch, which totaled $216,000 as of the closing date. In addition, as part of the agreement, FNBGF also purchased certain loans not associated with the Berryville branch with a carrying value of approximately $3.3 million. The Bank retained all loans associated with the branch except for approximately $6,000 in loans associated with overdrawn deposit accounts. The net settlement under the terms of the agreement resulted in a total payment of $14.2 million to FNBGF by the Bank. There was no material gain or loss on the transaction.

On June 24, 2013, the Bank entered into a definitive purchase and assumption agreement with First Security Bank (“FSB”) of Searcy, Arkansas, to sell certain deposits and assets associated with the Bank’s branch office located in Farmington, Arkansas. As part of the agreement, FSB will purchase interest bearing deposits of $3.7 million and noninterest bearing deposits of approximately $1.0 million at June 30, 2013 and will take assignment of all real property and equipment associated with the branch, which totaled $1.5 million as of June 30, 2013. The transaction is pending regulatory approval and, if approval is received, is expected to close in September 2013. The transaction is not expected to result in a material gain or loss.